                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of February, 1998

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1995-2(1372)
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4041590
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of February, 1998, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1995-2(1372), Monthly Distribution Report for February 1998.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 10, 1998

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  01/1998

SERIES:  1995-2(1372)                                               WEIGHTED AVERAGE PC RATE: 7.5149
----------------------------------------------------------------------------------------
ISSUE DATE:   09/29/1995
CERTIFICATE BALANCE AT ISSUE:   $269,988,933.11

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               751                       $215,512,577.78
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $205,827.36
   Unscheduled Principal Collection/Reversals                    $81,675.01
   Liquidations-in-full                             13        $3,491,237.55
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,778,739.92   -$3,778,739.92

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  738                       $211,733,837.86

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,433,392.52

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       -$13.02
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             -$13.02

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $83,591.67

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$0.80
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$0.80

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $5,128,528.55


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  01/1998

SERIES:  1995-2(1372)                                  WEIGHTED AVERAGE PC RATE: 7.5149
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $3,778,739.92     $1,349,800.85           -$12.22     $1,349,788.63             $0.00     $5,128,528.55


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $2,699,890.00              $0.00                $0.00       $731,551.66      $1,968,338.34

  BANKRUPTCY BOND
    SINGLE -UNITS      $109,818.00              $0.00                $0.00             $0.00        $109,818.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $5,399,779.00              $0.00                $0.00     $3,060,012.22      $2,339,766.78




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         15    $4,495,720.29         2      $558,796.44         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         2       $549,895.69               0                   $0.00



The Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates") provide Coverage (as defined below) to (i) the Class A-1, Class A-2, Class A-3,
Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Senior Certificates") and (ii) the Class B-1, Class B-2, and Class B-3 Certificates (the "Senior Subordinate
Certificates" and, together with the Junior Subordinate Certificates, the "Subordinate Certificates"). Each class of Subordinate Certificates provides Coverage to the Senior
Certificates and each Class of Subordinate Certificates with a lower numerical designation. The Class of Subordinate Certificates with the lowest numerical designation is the
Class B-1 Certificates. "Coverage" is defined as credit support and special hazard, bankruptcy and fraud coverage. The foregoing is subject to the description of the credit enhancements in the prospectus supplement pursuant to which the Senior Certicates (other than the Class A-7 Certificates) and the Senior Subordinate Certificates were offered.



The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on February 25, 1998 are as follows:







                   CLASS         CLASS PRINCIPAL BALANCE
                     B-1            $5,934,076.80
                     B-2            $4,615,393.70
                     B-3            $2,637,368.10
                     B-4            $1,582,421.07
                     B-5              $527,473.03
                     B-6            $1,186,816.43


The amount of special hazard, bankruptcy, and fraud coverage immediately after the principal and interest distribution on February 25,
1998
 is $1,968,338.34, $109,818.00, and $2,339,766.78,

respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF January 31, 1998):

SERIES:  1995-2(1372)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $211,733,837.86**    $5,604,412.42***     $4,495,720.29***

NUMBER                        738                 19                   15

% OF POOL
(DOLLARS)                  100.00%              2.65%                2.12%

% OF POOL
(NO. OF LOANS)             100.00%              2.57%                2.03%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $558,796.44***            $0.00***      $549,895.69***

NUMBER                          2                   0                   2

% OF POOL
(DOLLARS)                    0.26%               0.00%               0.26%

% OF POOL
(NO. OF LOANS)               0.27%               0.00%               0.27%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 1998 scheduled payments and January 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of January 31, 1998.

Trading Factor, calculated as of distribution date   February 25, 1998: 0.78423154.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 1998), and unscheduled prepayments in months prior to January can be calculated.